Other Non-current Assets (Tables)	12 Months Ended
Dec. 31, 2014
Other Non-current Assets
Schedule of other non-current assets

        Other non-current assets consisted of the following as at December 31 (in thousands):

	2014	2013
Fair value of swaps	$664	$2,472
Receivable from ZIM	—	25,765
Series 1 ZIM notes, net	6,274	—
Series 2 ZIM notes, net	30,923	—
Equity participation ZIM	28,693	—
Other assets	1,952	883

Total	$68,506	$29,120